UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re Eastman Kodak Company	Case No. (Jointly Administered)		12-10202
	Reporting Period:		31-Jan-13
	Federal Tax I.D. #		16-0417150

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professionals	MOR-6		x
Post-petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

February 28, 2013
Signature of Authorized Individual*		Date

/s/ Eric Samuels
Printed Name of Authorized Individual

Chief Accounting Officer and Corporate Controller
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Eastman Kodak Company		Form No.	Legal Entities and Notes to MOR
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	31-Jan-13
		Federal Tax I.D. #	16-0417150
Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Kodak Realty, Inc.	12-10201
Eastman Kodak Company	12-10202
Creo Manufacturing America LLC	12-10203
Eastman Kodak International Capital Company, Inc.	12-10204
Far East Development Ltd.	12-10205
FPC Inc.	12-10206
Kodak (Near East), Inc.	12-10207
Kodak Americas, Ltd	12-10208
Kodak Aviation Leasing LLC	12-10209
Kodak Imaging Network, Inc.	12-10210
Kodak Philippines, Ltd.	12-10211
Kodak Portuguesa Limited	12-10212
Laser-Pacific Media Corporation	12-10213
NPEC Inc.	12-10214
Pakon, Inc.	12-10215
Qualex Inc.	12-10216

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee.  The financial information contained herein is unaudited, limited in scope and as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The unaudited combined financial statements have been derived from the books and records of the Debtors.  The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual financial statements  to be in accordance with U.S. GAAP.  Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Eastman Kodak Company and its consolidated subsidiaries and affiliates (the "Company") apply in the preparation of its quarterly and annual financial information in accordance with U.S. GAAP.  Accordingly, upon the application of such procedures, the Company and Debtors believe that the financial information may be subject to change, and these changes could be material.

The Debtor combined financial statements presented in MOR-2 and MOR-3 do not include non-debtor subsidiaries and affiliates.  As such, intercompany balances related to non-debtor affiliates have not been eliminated.  Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP.  Intercompany transactions between Debtors have been eliminated in the Debtor combined financial statements contained herein.   The amounts currently classified as liabilities subject to compromise may be subject to future change, as described below.

On May 10, 2012, the Bankruptcy Court entered an order establishing July 17, 2012 as the bar date for potential creditors to file proofs of claims. The Debtors have received approximately 6,000 proofs of claims, a portion of which assert, in part or in whole, unliquidated amounts.  The Debtors are now in the process of reconciling such claims to the amounts listed by the Debtors in their schedule of assets and liabilities.  Differences in liability amounts estimated by the Debtors and claims filed by creditors will be investigated and resolved, including through the filing of objections with the Bankruptcy Court, where appropriate.  The Debtors may ask the Court to disallow claims that the Debtors believe are duplicative, have been later amended or superseded, are without merit, are overstated or should be disallowed for other reasons.  In addition, as a result of this process, the Debtors may identify additional liabilities that will need to be recorded or reclassified to liabilities subject to compromise.  In light of the substantial number of claims filed, the claims resolution process may take considerable time to complete. The resolution of such claims could result in material adjustments to the Debtors financial statements. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization.  Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Company or Debtors in the future.  The Debtors and the Company caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR 4 and MOR 5:
The Debtors will disclose the ending accounts receivable and accounts payable balances as part of MOR 3. Due to the volume of transactions related to customer and vendor billings and payments, agings of these items will be made available upon request.

Note to MOR 6:
The Debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis achieve the disclosure requirement of this MOR.

In re Eastman Kodak Company			Form No.	MOR-1
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	31-Jan-13
			Federal Tax I.D. #	16-0417150
Schedule of Cash Receipts and Disbursements
(Amounts in $'s)

				TIME PERIOD:
				1/1/2013 - 1/31/2013

Debtor	Case Number	Cash Receipts	Cash Disbursements	Total
Kodak Realty, Inc.	12-10201	$-	$-	$-
Eastman Kodak Company	12-10202	148,615,221	(198,954,044)	(50,338,823)
Creo Manufacturing America LLC	12-10203	-	-	-
Eastman Kodak International Capital Company, Inc.	12-10204	-	-	-
Far East Development Ltd.	12-10205	-	-	-
FPC Inc.	12-10206	1,056,666	(623,921)	432,745
Kodak (Near East), Inc.	12-10207	2,787,629	(1,624,763)	1,162,866
Kodak Americas, Ltd	12-10208	-	(399)	(399)
Kodak Aviation Leasing LLC	12-10209	-	-	-
Kodak Imaging Network, Inc.	12-10210	-	(660,659)	(660,659)
Kodak Philippines, Ltd.	12-10211	366,150	(163,534)	202,616
Kodak Portuguesa Limited	12-10212	-	-	-
Laser-Pacific Media Corporation	12-10213	-	-	-
NPEC Inc.	12-10214	-	(293,149)	(293,149)
Pakon, Inc.	12-10215	-	-	-
Qualex Inc.	12-10216	1,608,755	(1,276,845)	331,910

Notes to MOR 1:
Cash receipts and disbursement amounts are derived based on information from the Debtors bank statements. Cash receipts and disbursements between Debtors are not included in this schedule. Certain tax payments made by Eastman Kodak Company on behalf of the Debtors are included in the amounts under Eastman Kodak Company.

Cash receipts for Kodak Imaging Network, Inc. have been included under Eastman Kodak Company as separate cash receipt accounts do not exist.

Cash receipts and cash disbursements related to the Debtor-In-Possession financing have been excluded from the cash receipts and disbursement totals above.

In re Eastman Kodak Company			Form No.	MOR-1a
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	31-Jan-13
			Federal Tax I.D. #	16-0417150

Bank Account Information
(Amounts in $'s)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2890	165,384
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1931	127,133
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2887	-
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	6550	-
Eastman Kodak Company	12-10202	Bank of Colorado-Front Range 1041 Main Street PO Box 939 Windsor, CO 80550	1232	7,998
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	2763	1,199,937
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	9220	Closed on November 29, 2012
Eastman Kodak Company [A]	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	8751	2,202,766
Eastman Kodak Company	12-10202	Bank of the West, 1977 Saturn St Montery Park, CA 91755	1392	149,988
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	9217	252,532,491
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	1373	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	6005	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	8982	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5619	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	0004	Closed on January 15, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7377	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7390	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	0454	6,901
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5473	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5502	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5481	Closed on February 2, 2012
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5529	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5510	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5545	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5537	-
Eastman Kodak Company	12-10202	ESL Federal Credit Union, 225 Chestnut Street Rochester, NY 14604-2424	0512	3,007
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10080	7561	177,798
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	5762	91,762
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	0023	88,152
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	2200	-
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	7435	10,000
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7407	4,340,947
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	6372	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	1396	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	3104	-
Eastman Kodak Company [B]	12-10202	Bank of New York Mellon, One Wall Street 14th Floor New York, NY 10286	3563	-
Eastman Kodak Company [B]	12-10202	Citibank, N.A., 227 West Monroe Street GBK-25 Chicago, IL 60606	6598	-
Eastman Kodak Company [B]	12-10202	Bank of America, 602 Peachtree St NE 10th Floor Atlanta, GA 30308	9093	-
Eastman Kodak Company	12-10202	Wells Fargo Bank, CTS ABS Wilmington DE WFBNA, 919 N. Market St, 16th Floor Wilmington, DE 19801-3023	8200	-
Eastman Kodak International Capital Co. Inc.	12-10204	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5123	-
FPC Inc.	12-10206	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0008	5127	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2888	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2900	30,000
FPC, Inc.	12-10206	BNL Banca Nazionale del Lavoro - Agenzia Cinisello Balsamo - Piazza Gramsci 34, 20092 Cinisello Balsamo (MI) Italy	3911	2,006,462
Kodak Imaging Network	12-10210	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0003	1033	-
Laser Pacific Media	12-10213	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4408	-
Laser Pacific Media	12-10213	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0009	4409	-
NPEC Inc	12-10214	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0006	9069	-
Qualex Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	2114	-
Qualex, Inc	12-10216	J P Morgan Chase, 270 Park Ave., New York, NY 10081	4930	99,283
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3858	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3861	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3874	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3887	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3890	Closed on March 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2531	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8537	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8540	Closed on June 29, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1062	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9859	Closed on March 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0694	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1961	Closed on January 31, 2013
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3703	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3716	Closed on January 31, 2013
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3729	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3174	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0791	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8010	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	4332	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0002	4421	-
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5568	Closed on March 1, 2012
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5491	Closed on March 1, 2012
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5656	520,195
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5579	33,417
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5480	653,187
Qualex, Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7371	-
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2657	1,785
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2665	9,032
Qualex, Inc.	12-10216	US Bank N.A., Towne Square Branch 5000 Frederica Street, Suite 47 Owensboro, KY 42301	4838	Closed on January 29, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9268	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9307	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9310	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9297	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9271	Closed on May 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9284	Closed on May 21, 2012
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4009	659
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4017	73
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4041	9
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4106	3,266
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4114	89,487
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	1086	9,953
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	0193	323,345
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5026	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5034	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5069	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5603	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5638	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5654	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5001	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5613	Closed on October 31, 2012
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8001	647,831
Kodak (Near East), Inc.	12-10207	CITIBANK INTL PLC, GREECE BRANCH , 8, OTHONOS STREET, Athens 10557, Greece	0073	698,591
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 146, 60, KIFISSIAS AVENUE, 151 25 AMAROUSION ATTICA, Athens, Greece	1217	48,545
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8605	82,755
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8613	1,785,304
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 107, 42, DIONISOU STREET, 151 24 AMAROUSION ATTICA, Athens Greece	4223	-
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	5188	539,083
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2098	-
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2627	489,610
Kodak (Near East), Inc.	12-10207	Baglarbasi Subesi, Cumhuriyet Cad. Anıt Sok. No:70-C, 34674 Uskudar, Istanbul, Turkey	5001	374
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8017	Closed on April 16, 2012
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8009	Closed on April 16, 2012
Kodak Philippines, Ltd.	12-10211	Banco De Oro, 'GC Corporate Plaza, Legaspi St., Legaspi Village, Makati City, Philippines	2458	20,951
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6007	640,445
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6031	12,704,702
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6015	320,029
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6023	1,930

Notes to MOR-1a:
All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR.  These items will be made available upon request.

[A]: Account set up for adequate assurance per Utility Motion.
[B]: Investment account not currently utilized.

In re Eastman Kodak Company		Form No.	MOR-2
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	31-Jan-13
		Federal Tax I.D. #	16-0417150

Debtor Combined Statement of Operations (Unaudited)
(Amounts in $000's)
			TIME PERIOD:
			1/1/2013 - 1/31/2013
	January
Revenues	$127,909
Cost of sales	116,053
Gross profit	11,856
Selling, general and administrative expenses	27,841
Research and development costs	10,782
Restructuring costs, rationalization and other	985
Other operating (income) expenses	(115)
Loss from continuing operations before interest expense, other income (charges), net, reorganization Items, net and income taxes	(27,637)
Interest expense	12,894
Other income (charges), net	2,267
Reorganization items, net	18,879
Loss from continuing operations before income taxes	(57,143)
Provision (Benefit) for income taxes	51
Loss from continuing operations	(57,194)
Income (loss) from discontinued operations	(875)
Net loss	$(58,069)

The notes to this monthly operating report are an integral part of these combined financial statements.

The information provided above does not include non-debtor subsidiaries and affiliates. As such, intercompany transactions with non-debtor affiliates have not been eliminated. As a result, the Gross Profit, Net Loss, and other line items are not necessarily reflective of the Company’s consolidated results of operations.  The Company’s consolidated results of operations, financial position, and cash flows will be reported on its Form 10-K, available at www.sec.gov.

In re Eastman Kodak Company		Form No.	MOR-3
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	31-Jan-13
		Federal Tax I.D. #	16-0417150

Debtor Combined Balance Sheet (Unaudited)
(Amounts in $000's)

	As of
	January 31, 2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$279,603
Receivables, net	131,824
Receivables and advances from non-debtor entities, net	151,608
Inventories, net	302,592
Deferred income taxes	4,046
Other current assets	21,121
Total current assets	890,794

Property, plant and equipment, net	416,491
Goodwill	143,773
Investment in non-debtor entities	1,992,515
Other long-term assets	48,313
Total Assets	$3,491,886

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, trade	$175,547
Accrued income and other taxes	5,685
Debtor-in-possession financing	659,870
Other current liabilities	467,165
Total current liabilities	1,308,267

Long-term debt	739,885
Other long-term liabilities	286,780
Liabilities subject to compromise	2,836,461
Total Liabilities	5,171,393

Shareholders Equity (Deficit)	(1,679,507
Total Liabilities and Shareholders Equity (Deficit)	$3,491,886

The notes to this monthly operating report are an integral part of these combined financial statements

The information provided above does not include non-debtor subsidiaries and affiliates. As such, intercompany balances related to non-debtor affiliates have not been eliminated. As a result, the balances reflected above are not necessarily indicative of the Company’s consolidated Balance Sheet.  The Company’s consolidated results of operations, financial position, and cash flows will be reported on its Form 10-K, available at www.sec.gov.

In re Eastman Kodak Company	Form No.	MOR-3a
	Case No. (Jointly Administered)	12-10202
	Reporting Period:	31-Jan-13
	Federal Tax I.D. #	16-0417150

Supplemental Schedule to MOR-3 - WorldWide Cash and Cash Equivalents by Region
(Amounts in $000's)

Debtor Cash and Cash Equivalents per MOR-3		$279,603
Non-Debtor Cash - Canada		19,658
Non-Debtor Cash - Latin America Region		68,106
Non-Debtor Cash - EAMER including KIFL [A]		345,054
Non-Debtor Cash - Greater Asia Region		339,619

Consolidated Cash and Cash Equivalents		$1,052,040

Notes to Supplemental Schedule to MOR-3:
[A]: Includes Europe, Africa, Middle East and Kodak International Finance Ltd ("KIFL")

In re Eastman Kodak Company			Form No.	MOR-4
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	31-Jan-13
			Federal Tax I.D. #	16-0417150

Status of Post-petition Taxes
(Amounts in $'s)
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Payroll Taxes - Federal	$39,403	$14,604,045	$(10,462,182)	$4,181,266
Payroll Taxes - State and local	450,113	4,192,083	(2,185,265)	2,456,931
Real and Personal Property	-	1,537,160	(1,537,160)	-
Sales and Use	1,140,739	922,811	(1,366,430)	697,120
Intellectual Property Fees	-	1,453,125	(1,453,125)	-
Income / franchise taxes	-			-
Other	-			-
Total Taxes	$1,630,255	$22,709,224	$(17,004,162)	$7,335,317

Notes to MOR 4:
Eastman Kodak Company and related debtors received authority which allowed the payment of certain pre-petition income, sales, use, franchise and property taxes and other taxes, assessments, fees (including intellectual property) and similar charges. The tax rollforward only reflects the payment of post-petition taxes. Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.

Eastman Kodak Company and related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.

In re Eastman Kodak Company			Form No.	MOR-7
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	31-Jan-13
			Federal Tax I.D. #	16-0417150

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X	[A]
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		[B]
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		[C]
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		[D]
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X		[E]
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[A]:  In the Cash Management Order, the Company included an exhibit of all Debtors' bank accounts.  No Debtor obligation has been paid from an account other than those listed on the exhibit.   There are non-debtor bank accounts managed by U.S. staff, but only payments to non-debtor creditors are paid from these accounts.

[B]: Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[C]:  Post-petition receivables due from related parties consist of intercompany activities between the Debtors and non-debtors. Due to the volume of transactions, support shall be furnished upon request.

[D]: Pre-petition tax payments were made during the respective period as approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[E]:  Post-petition loans received by the Debtors consisted of intercompany activities between the Debtors and non-debtors. Due to the volume of intercompany transactions, support shall be furnished upon request.